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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 12, 1999




                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)


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

        A Delaware Corporation                      Commission File                  IRS Employer Identification
       (State of Incorporation)                     Number 1-14087                         No. 84-0953188

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                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)




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Item 5.       Other Events

              Effective  immediately,   Jerry  O.  Williams  has  announced  his
retirement from the Registrant's board of directors. The press release is filed as Exhibit 99 to this Current Report on Form 8-K.


Item 7.       Exhibits

Exhibit       Description

99 Press Release issued January 12, 1999 entitled "Jerry O. Williams Retires from U S WEST Board of Directors"



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           U S WEST, Inc.
                           (Formerly "USW-C, Inc.")


                           By: /s/ Thomas O. McGimpsey
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                              Thomas O. McGimpsey
                              Assistant Secretary

Dated:        January 12, 1999